CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     The undersigned, the Chief Executive Officer of Old Mutual Emerging Managers Fund, L.L.C. (the "Fund"), with respect to the Fund's Form N-CSR for the period ended March 31, 2009 as filed with the Securities and Exchange Commission (the "Commission"), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: June 9, 2009


                                        /s/ Matthew Appelstein
                                        ----------------------------------------
                                        Matthew Appelstein
                                        President & Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Commission or its staff upon request.

                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     The undersigned, the Chief Financial Officer of Old Mutual Emerging Managers Fund, L.L.C. (the "Fund"), with respect to the Fund's Form N-CSR for the period ended March 31, 2009 as filed with the Securities and Exchange Commission (the "Commission"), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: June 9, 2009


                                        /s/ Ross Weissman
                                        ----------------------------------------
                                        Ross Weissman
                                        Treasurer & Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Commission or its staff upon request.